Exhibit 99.1

Contact:	Michelle L. Hards (419) 535-4636 michelle.hards@dana.com

DANA CORPORATION REPORTS FIRST-QUARTER RESULTS

TOLEDO, Ohio – April 20, 2005 – Dana Corporation (NYSE: DCN) today announced that its 2005 first-quarter sales were $2.5 billion, compared to $2.3 billion during the same period last year. Net income for the quarter totaled $18 million, or 12 cents per share, versus $65 million, or 43 cents per share, for the period in 2004.

First-quarter 2004 net income included $13 million from the discontinued automotive aftermarket businesses that were sold in November, 2004. Additionally, first-quarter 2004 net income included $2 million of unusual net gains from the sale of Dana Credit Corporation assets, while unusual transactions in the first quarter of 2005 did not have a significant impact on net income.

Dana Chairman and CEO Mike Burns said 2005 first-quarter earnings were impacted by several external factors. “The single greatest factor impacting our earnings was roughly $32 million in additional steel costs that we incurred compared to the first quarter of 2004,” he said. “This is an after-tax number and is net of what we’ve recovered from our customers.

“In addition, this year’s results were affected by a component shortage from a principal supplier, which resulted in reduced shipments of heavy-duty axles in March,” Mr. Burns said. “The component shortage also affected the operating efficiency in our Heavy Vehicle group and led to significantly higher levels of inventory on other related components.

“Finally, the performance of our Automotive Systems Group was impacted by lower production on many of our key light vehicle platforms in North America.

“Against this challenging backdrop, we are stepping up our focus on those items within our control,” Mr. Burns said. “This means accelerating our cost-reduction actions to deliver savings to the bottom line, despite external challenges. We are also working hard to grow our top line. During the quarter, we were awarded net new business that will add approximately $60 million to full-year 2005 sales.”

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Recent Actions Position Dana for Long-Term Success
Mr. Burns said Dana has also taken several recent actions that position the company to further leverage its capabilities and achieve success over the longer term:

•	In February, Dana’s principal Brazilian subsidiary, Dana-Albarus, initiated a tender offer in Brazil for the 15.8 percent of its outstanding shares not held by Dana. Completion of this offer will enable Dana to consolidate all profits from this business, while at the same time saving the administrative costs associated with operating a separate public company.

•	In March, Dana announced an agreement to form a 50/50 joint venture in China – Dongfeng Dana Axle Co. Ltd. The joint venture is expected to be established in the third quarter of this year, following government approvals. Dana will initially have a $60 million net investment in the joint venture, which will provide axles – and potentially other driveline products – for the growing Chinese commercial vehicle market.

•	Earlier this month, Dana and IBM announced an agreement for IBM Business Consulting Services to provide Dana with administrative services in the human resources area, such as payroll and benefits, compensation, and recruitment and training. This move is designed to improve Dana’s flexibility in managing its human resource processes, as well as to deliver cost savings over the 10-year life of the contract.

Outlook
Commenting on the company’s near-term outlook, Mr. Burns said, “Our full-year guidance remains $1.30 to $1.45 per share.”

He continued, “As we put the recent component shortage behind us, and address other operational issues that have held back margin expansion in the Heavy Vehicle group over the past two quarters, we expect to more fully benefit over the remainder of the year from the strong demand anticipated in the North American commercial vehicle market.

“In the case of the Automotive Systems Group, the dominant issue has been the effect of higher steel prices,” Mr. Burns added. “The good news is that the market price for raw steel has decreased in recent months and demand appears to be moderating. Although the price we pay for forgings and other parts with high steel content has been slow to follow the decrease for a variety of reasons, we remain hopeful that we’ll see less pressure on steel and other material price increases during the balance of the year. Therefore, if light-duty production schedules for the balance of the year do not change significantly, we expect that our accelerated cost reduction efforts will lead to improved performance in this group as well.”

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Quarterly Conference Call Scheduled Today at 10 a.m.
Dana will discuss its first-quarter results in a conference call at 10 a.m. (EDT) today. The call may be accessed via Dana’s web site (www.dana.com), where it will be accompanied by a brief slide presentation, or by dialing (800) 275-3210. Please dial into the conference five minutes prior to the call. An audio recording of this conference call will be available after 2 p.m. today. To access this recording, please dial (800) 537-8823. A webcast replay of the call will be available after 4 p.m. today and will be accessible via the Dana web site.

Dana people design and manufacture products for every major vehicle producer in the world. Dana is focused on being an essential partner to automotive, commercial, and off-highway vehicle customers, which collectively produce more than 60 million vehicles annually. A leading supplier of axle, driveshaft, engine, frame, chassis, and transmission technologies, Dana employs 46,000 people in 28 countries. Based in Toledo, Ohio, the company reported sales of $9.1 billion in 2004. Dana’s Internet address is: www.dana.com.

Forward-Looking Statements
Certain statements contained in this release constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana’s expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana’s actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include: national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; increases in commodity costs, including steel, that cannot be recouped in product pricing; our ability and that of our customers to achieve projected sales and production levels; the continued availability of necessary goods and services from our suppliers; competitive pressures on our sales and pricing; the success of our cost reduction and cash management programs, long-term transformation, and U.S. tax loss carryforward utilization strategies; our ability to finalize the Brazilian tender offer and Dongfeng joint venture as contemplated; our ability to realize expected cost savings under the IBM agreement; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements in this release.

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Dana Corporation
Financial Summary (Unaudited)
(in millions, except per share amounts)

	Three Months Ended March 31
	2005	2004

Sales	$2,488	$2,311

Income from continuing operations	$18	$52
Income from discontinued operations	—	13

Net income	$18	$65

Income from continuing operations	$18	$52
Less — Net gains from sales of DCC assets		(2)

Income from continuing operations, excluding unusual items	$18	$50

Income from discontinued operations	$—	$13

Diluted earnings per share:
Income from continuing operations	$0.12	$0.34
Income from discontinued operations		0.09

Net income	$0.12	$0.43

Income from continuing operations, excluding unusual items	$0.12	$0.33
Income from discontinued operations, excluding unusual items		0.09

Net income, excluding unusual items	0.12	0.42
Unusual items		0.01

Net income	$0.12	$0.43

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

	Three Months Ended March 31
	2005	2004
Net sales	$2,488	$2,311
Revenue from lease financing and other income (expense)	32	14

	2,520	2,325

Costs and expenses
Cost of sales	2,327	2,105
Selling, general and administrative expenses	136	134
Interest expense	43	51

	2,506	2,290

Income before income taxes	14	35
Income tax benefit		3
Minority interest	(3)	(3)
Equity in earnings of affiliates	7	17

Income from continuing operations	18	52

Income from discontinued operations		13

Net income	$18	$65

Basic earnings per share
Income from continuing operations	$0.12	$0.35
Income from discontinued operations		0.09

Net income	$0.12	$0.44

Diluted earnings per share
Income from continuing operations	$0.12	$0.34
Income from discontinued operations		0.09

Net income	$0.12	$0.43

Average shares outstanding -
For Basic EPS	149	148
For Diluted EPS	151	150

Dana Corporation
Condensed Balance Sheet (Unaudited)
(in millions)

	March 31	December 31
Assets	2005	2004
Current assets
Cash and cash equivalents	$590	$634
Accounts receivable
Trade	1,479	1,266
Other	379	444
Inventories	977	907
Other current assets	256	217

Total current assets	3,681	3,468

Investment in leases	277	281
Investments and other assets	3,025	3,145
Property, plant and equipment, net	2,106	2,153

Total assets	$9,089	$9,047

Liabilities and Shareholders’ Equity

Current liabilities
Notes payable	$305	$155
Accounts payable	1,407	1,317
Other current liabilities	1,138	1,217

Total current liabilities	2,850	2,689

Long-term debt	2,045	2,054
Deferred employee benefits and other noncurrent liabilities	1,689	1,746
Minority interest	126	123
Shareholders’ equity	2,379	2,435

Total liabilities and shareholders’ equity	$9,089	$9,047

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Three Months Ended March 31
	2005	2004
Net income	$18	$65
Depreciation and amortization	83	93
Gain on divestitures and asset sales	(1)	(4)
Working capital increase	(266)	(222)
Other	(37)	6

Net cash flows — operating activities	(203)	(62)

Purchases of property, plant and equipment	(70)	(79)
Payments received on leases and loans	4	4
Asset sales	35	103
Proceeds from partnership distributions	64	6
Other	1	(5)

Net cash flows — investing activities	34	29

Net change in short-term debt	164	115
Proceeds from long-term debt		5
Payments on long-term debt	(20)	(259)
Dividends paid	(18)	(18)
Other	(1)	5

Net cash flows — financing activities	125	(152)

Net change in cash and cash equivalents	(44)	(185)
Cash and cash equivalents — beginning of period	634	731

Cash and cash equivalents — end of period	$590	$546

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

	Three Months Ended March 31
	2005	2004
Net sales	$2,488	$2,311
Other income (expense)	18	7

	2,506	2,318

Costs and expenses
Cost of sales	2,331	2,114
Selling, general and administrative expenses	129	120
Interest expense	35	38

	2,495	2,272

Income before income taxes	11	46
Income tax expense		(11)
Minority interest	(3)	(3)
Equity in earnings of affiliates	10	20

Income from continuing operations	18	52

Income from discontinued operations		13

Net income	$18	$65

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Balance Sheet (Unaudited)
(in millions)

	March 31	December 31
Assets	2005	2004
Current assets
Cash and cash equivalents	$564	$619
Accounts receivable
Trade	1,479	1,266
Other	380	445
Inventories	977	907
Other current assets	234	192

Total current assets	3,634	3,429

Investments and other assets	3,310	3,337
Property, plant and equipment, net	1,969	2,015

Total assets	$8,913	$8,781

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$504	$289
Accounts payable	1,407	1,317
Other current liabilities	1,212	1,269

Total current liabilities	3,123	2,875

Long-term debt	1,604	1,611
Deferred employee benefits and other noncurrent liabilities	1,683	1,739
Minority interest	124	121
Shareholders’ equity	2,379	2,435

Total liabilities and shareholders’ equity	$8,913	$8,781

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended March 31
	2005	2004
Sources
Net income	$18	$65
Depreciation	78	83
Asset sales	19	14
Working capital increase	(250)	(180)

	(135)	(18)

Uses
Capital spend	(70)	(76)
Dividends	(18)	(18)
Restructuring cash payments	(8)	(23)
Net changes in other accounts	(36)	14

	(132)	(103)

Cash change in net debt	$(267)	$(121)

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended March 31, 2005
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$2,488	$		$	$2,488
Other income (expense)	18		23	(9)	32

	2,506		23	(9)	2,520

Costs and expenses
Cost of sales	2,331			(4)	2,327
Selling, general and administrative expenses	129		10	(3)	136
Interest expense	35		10	(2)	43

	2,495		20	(9)	2,506

Income before income taxes	11		3	—	14
Income tax expense					—
Minority interest	(3)				(3)
Equity in earnings of affiliates	10		5	(8)	7

Net income	$18		$8	$(8)	$18

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended March 31, 2004
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$2,311	$		$	$2,311
Other income (expense)	7		22	(15)	14

	2,318		22	(15)	2,325

Costs and expenses
Cost of sales	2,114			(9)	2,105
Selling, general and administrative expenses	120		20	(6)	134
Interest expense	38		13		51

	2,272		33	(15)	2,290

Income (loss) before income taxes	46		(11)	—	35
Income tax benefit (expense)	(11)		14		3
Minority interest	(3)				(3)
Equity in earnings of affiliates	20		6	(9)	17

Income from continuing operations	52		9	(9)	52

Income from discontinued operations	13				13

Net income	$65		$9	$(9)	$65

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	March 31, 2005
	Dana
	with DCC on		Elimination	Dana
Assets	Equity Basis	DCC	Entries	Consolidated
Current assets
Cash and cash equivalents	$564	$26	$	$590
Accounts receivable
Trade	1,479			1,479
Other	380	262	(263)	379
Inventories	977			977
Other current assets	234	151	(129)	256

Total current assets	3,634	439	(392)	3,681

Investment in leases		406	(129)	277
Investments and other assets	3,310	402	(687)	3,025
Property, plant and equipment, net	1,969	8	129	2,106

Total assets	$8,913	$1,255	$(1,079)	$9,089

Liabilities and Shareholders’ Equity

Current liabilities
Notes payable	$504	$57	$(256)	$305
Accounts payable	1,407			1,407
Other current liabilities	1,212	63	(137)	1,138

Total current liabilities	3,123	120	(393)	2,850

Long-term debt	1,604	441		2,045
Deferred employee benefits and other noncurrent liabilities	1,683	334	(328)	1,689
Minority interest	124	2		126
Shareholders’ equity	2,379	358	(358)	2,379

Total liabilities and shareholders’ equity	$8,913	$1,255	$(1,079)	$9,089

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	December 31, 2004
	Dana
	with DCC on		Elimination	Dana
Assets	Equity Basis	DCC	Entries	Consolidated
Current assets
Cash and cash equivalents	$619	$15	$	$634
Accounts receivable
Trade	1,266			1,266
Other	445	208	(209)	444
Inventories	907			907
Other current assets	192	137	(112)	217

Total current assets	3,429	360	(321)	3,468

Investment in leases		411	(130)	281
Investments and other assets	3,337	467	(659)	3,145
Property, plant and equipment, net	2,015	8	130	2,153

Total assets	$8,781	$1,246	$(980)	$9,047

Liabilities and Shareholders’ Equity

Current liabilities
Notes payable	$289	$68	$(202)	$155
Accounts payable	1,317			1,317
Other current liabilities	1,269	67	(119)	1,217

Total current liabilities	2,875	135	(321)	2,689

Long-term debt	1,611	443		2,054
Deferred employee benefits and other noncurrent liabilities	1,739	316	(309)	1,746
Minority interest	121	2		123
Shareholders’ equity	2,435	350	(350)	2,435

Total liabilities and shareholders’ equity	$8,781	$1,246	$(980)	$9,047

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended March 31, 2005
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Sources
Net income	$18		$8	$(8)	$18
Depreciation	78		5		83
Asset sales	19		16		35
Working capital increase	(250)		(7)	(1)	(258)

	(135)		22	(9)	(122)

Uses
Capital spend	(70)				(70)
Dividends	(18)				(18)
Restructuring cash payments	(8)				(8)
Net changes in other accounts	(36)		3	63	30

	(132)		3	63	(66)

Cash change in net debt	$(267)		$25	$54	$(188)

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$218	$		$(54)	$164
Net payments on long-term debt	(6)		(14)		(20)
Change in cash	55		(11)		44

Cash change in net debt	267		(25)	(54)	188
Non-cash changes in net debt	(4)		1		(3)

Total change in net debt	$263		$(24)	$(54)	$185

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended March 31, 2004
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$65	$9	$(9)	$65
Depreciation	83	10		93
Asset sales	14	89		103
Working capital increase	(180)	(8)	(11)	(199)

	(18)	100	(20)	62

Uses
Capital spend	(76)	(3)		(79)
Dividends	(18)			(18)
Restructuring cash payments	(23)			(23)
Net changes in other accounts	14	(22)	20	12

	(103)	(25)	20	(108)

Cash change in net debt	$(121)	$75	$—	$(46)

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$145	$(30)	$	$115
Net payments on long-term debt	(237)	(17)		(254)
Change in cash — continuing operations	213	(28)		185

Cash change in net debt	121	(75)	—	46
Non-cash changes in net debt	16	(27)		(11)

Total change in net debt	$137	$(102)	$—	$35

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
For the Quarter Ended March 31, 2005
(in millions)

	External Sales		Inter-Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets
	05	04	05	04	05	04	05	04	05	04	05	04
Automotive Systems Group	$1,810	$1,712	$37	$45	$59	$103	$40	$71	$5	$40	$3,169	$3,031
Heavy Vehicle Technologies and Systems Group	674	578	8	9	40	39	25	24	8	10	746	637
Dana Commercial Credit							6	7	6	7	358	301
Other	4	21	1	2	(59)	(59)	(53)	(52)	(1)	(7)	9	(29)

Continuing Operations	2,488	2,311	46	56	40	83	18	50	18	50	4,282	3,940

Discontinued Operations						25		13		13
Unusual Items Excluded from Performance Measurement					(2)	(1)		2		2

Consolidated	$2,488	$2,311	$46	$56	$38	$107	$18	$65	$18	$65	$4,282	$3,940

North America	$1,586	$1,594	$27	$27	$24	$83	$12	$54	$(16)	$25	$2,308	$2,165
Europe	532	438	42	30	38	30	26	22	16	14	1,223	1,136
South America	209	130	59	44	22	18	14	11	10	9	411	312
Asia Pacific	161	149	5	1	10	8	7	5	3	2	206	183
Dana Commercial Credit							6	7	6	7	358	301
Other					(54)	(56)	(47)	(49)	(1)	(7)	(224)	(157)

Continuing Operations	2,488	2,311	133	102	40	83	18	50	18	50	4,282	3,940

Discontinued Operations						25		13		13
Unusual Items Excluded from Performance Measurement					(2)	(1)		2		2

Consolidated	$2,488	$2,311	$133	$102	$38	$107	$18	$65	$18	$65	$4,282	$3,940

Information for Discontinued Operations		510		4								945

FOR MORE INFORMATION
(www.dana.com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail michelle.hards@dana.com or karen.crawford@dana.com

Dana Investor Relations 419-535-4635	Page 14